Investment in Unconsolidated Affiliate and Related Party Transactions	12 Months Ended
Dec. 31, 2017
Schedule of Equity Method Investments [Line Items]
Equity Method Investments and Joint Ventures Disclosure [Text Block]
Investment in Unconsolidated Affiliate and Related Party Transactions

On March 14, 2013, the Company entered into a Master Formation Agreement with the ArcLight group and CenterPoint pursuant to which the Company, the ArcLight group and CenterPoint, agreed to form Enable to own and operate the midstream businesses of the Company and CenterPoint that was initially structured as a private limited partnership. This transaction closed on May 1, 2013.
Pursuant to the Master Formation Agreement, the Company and the ArcLight group indirectly contributed 100 percent of the equity interests in Enogex LLC to Enable. The Company determined that its contribution of Enogex LLC to Enable met the requirements of being in substance real estate and was recorded at historical cost.
The general partner of Enable is equally controlled by the Company and CenterPoint, who each have 50 percent management ownership. Based on the 50/50 management ownership, with neither company having control, the Company deconsolidated its interest in Enogex Holdings and began accounting for its interest in Enable using the equity method of accounting.
In April 2014, Enable completed an initial public offering of 25.0 million common units resulting in Enable becoming a publicly traded Master Limited Partnership. At December 31, 2017, the Company owned 111.0 million common units, or 25.7 percent, of Enable's outstanding common units. Prior to August 30, 2017, of the Company's 111.0 million common units, 68.2 million units were subordinated. The subordination period began on the closing date of Enable’s initial public offering and extended until the first business day following the distributions of available cash from operating surplus on each of the outstanding common units and subordinated units equal to or exceeding $1.15 per unit (the annualized minimum quarterly distribution) for each of the three consecutive, non-overlapping four-quarter periods immediately preceding June 30, 2017. On August 30, 2017, the first day following the payment of the cash distribution for common and subordinated units for the second quarter of 2017, the subordination period expired for the Company's 68.2 million subordinated units.

On February 9, 2018, Enable announced a quarterly dividend distribution of $0.31800 per unit on its outstanding common units, which is unchanged from the previous quarter. If cash distributions to Enable’s unitholders exceed $0.330625 per unit in any quarter, the general partner will receive increasing percentages, up to 50 percent, of the cash Enable distributes in excess of that amount. The Company is entitled to 60 percent of those "incentive distributions." In certain circumstances, the general partner has the right to reset the minimum quarterly distribution and the target distribution levels at which the incentive distributions receive increasing percentages to higher levels based on Enable’s cash distributions at the time of the exercise of this reset election.

Distributions received from Enable were $141.2 million, $141.2 million and $139.3 million during the years ended December 31, 2017, 2016 and 2015, respectively.

In 2016, CenterPoint Energy, Inc. announced that it was evaluating strategic alternatives for its investment in Enable. On July 18, 2016, CenterPoint Energy, Inc. and its wholly owned subsidiary, CenterPoint, provided notice to the Company of CenterPoint Energy Inc.’s solicitation of offers from unrelated third parties to acquire all or any portion of the common units and subordinated units of Enable owned by CenterPoint and all of the membership interests of the general partner of Enable owned by CenterPoint. This notice also constituted a notice pursuant to the right of first offer held by the Company under the Partnership Agreement and the Third Amended and Restated Limited Liability Company Agreement of the general partner. Under the terms of the right of first offer, the Company has 30 days from receipt of a notice from CenterPoint Energy Inc. to make an offer to buy all of CenterPoint’s membership interests in the general partner and all or any portion of CenterPoint's common units and subordinated units. On August 17, 2016, the Company submitted to CenterPoint Energy Inc. a proposal to acquire, in conjunction with a third party, all of CenterPoint's membership interests in the general partner of Enable and all of the common units and subordinated units of Enable owned by CenterPoint. In accordance with the Enable partnership Agreement, CenterPoint Energy Inc. had 30 days after the proposal was submitted to accept the Company's right of first offer proposal. The Company did not receive a reply from CenterPoint Energy Inc. within the required timeframe.

On January 16, 2017, CenterPoint Energy, Inc. and its wholly owned subsidiary, CenterPoint, provided a second notice to the Company of CenterPoint Energy Inc.'s solicitation of offers from unrelated third parties to acquire all or any portion of the common units and subordinated units of Enable owned by CenterPoint and all of the membership interests of the general partner of Enable owned by CenterPoint Energy Inc. On February 15, 2017, under the terms of right of first offer, the Company submitted to CenterPoint Energy Inc. another proposal to acquire, in conjunction with a third party, all of CenterPoint's membership interests in the general partner of Enable and all of the common units and subordinated units of Enable owned by CenterPoint. The Company did not receive a reply from CenterPoint Energy Inc. within the required timeframe.

On July 15, 2017, CenterPoint Energy, Inc. and its wholly owned subsidiary, CenterPoint, provided a third notice to the Company of CenterPoint Energy Inc.'s solicitation of offers from unrelated third parties to acquire all or any portion of the common units and subordinated units of Enable owned by CenterPoint and all of the membership interests of the general partner of Enable owned by CenterPoint. On August 14, 2017, under the terms of right of first offer, the Company submitted to CenterPoint Energy Inc. another proposal to acquire, in conjunction with a third party, all of CenterPoint's membership interests in the general partner of Enable and all of the common units and subordinated units of Enable owned by CenterPoint.

On December 1, 2017, CenterPoint Energy, Inc. and its wholly owned subsidiary, CenterPoint, announced that late-stage discussions regarding a transaction involving CenterPoint's interest in Enable terminated because parties could not reach agreement on a mutually acceptable transaction.

The Company cannot predict what future actions CenterPoint will take, if any, associated with their ownership interest in Enable.

Related Party Transactions - the Company and Enable

Operating costs charged and related party transactions between the Company and its affiliate, Enable, are discussed below.

In connection with the formation of Enable, the Company and Enable entered into a Services Agreement, Employee Transition Agreement and other agreements whereby the Company agreed to provide certain support services to Enable such as accounting, legal, risk management and treasury functions for an initial term ending on April 30, 2016. As of December 31, 2015, Enable terminated all support services except certain information technology, payroll and benefits administration. The remaining services automatically extended for another year on May 1, 2017. Under these agreements, the Company charged operating costs to Enable of $2.3 million, $4.7 million and $12.4 million for December 31, 2017, 2016 and 2015, respectively. The Company charges operating costs to OG&E and Enable based on several factors. Operating costs directly related to OG&E and Enable are assigned as such. Operating costs incurred for the benefit of OG&E and Enable are allocated either as overhead based primarily on labor costs or using the "Distrigas" method.

The Company agreed to provide seconded employees to Enable to support its operations for an initial term ending on December 31, 2014. In October 2014, CenterPoint, the Company and Enable agreed to continue the secondment to Enable for 192 employees that participate in the Company's defined benefit and retirement plans. The Company billed Enable for reimbursement of $29.5 million, $28.7 million and $32.7 million in 2017, 2016 and 2015, respectively, under the Transitional Seconding Agreement for employment costs. If the seconding agreement was terminated, and those employees were no longer employed by the Company, and lump sum payments were made to those employees, the Company would recognize a settlement or curtailment of the pension/retiree health care charges, which would increase expense at the Company by approximately $14.6 million. Settlement and curtailment charges associated with the Enable seconded employees are not reimbursable to the Company by Enable. The seconding agreement can be terminated by mutual agreement of the Company and Enable or solely by the Company upon 120 day notice.

The Company had accounts receivable from Enable of $2.0 million and $2.7 million as of December 31, 2017 and 2016, respectively, for amounts billed for transitional services, including the cost of seconded employees.

Related Party Transactions - OG&E and Enable

OG&E entered into a contract with Enable to provide transportation services effective May 1, 2014. This transportation agreement grants Enable the responsibility of delivering natural gas to OG&E’s generating facilities and performing an imbalance service. With this imbalance service, in accordance with the cash-out provision of the contract, OG&E purchases gas from Enable when Enable’s deliveries exceed OG&E’s pipeline receipts. Enable purchases gas from OG&E when OG&E’s pipeline receipts exceed Enable’s deliveries. In 2016, OG&E entered into an additional gas transportation services contract with Enable which will be effective upon the conversion of units 4 and 5 at Muskogee from coal to gas. The following table summarizes related party transactions between OG&E and Enable during the years ended December 31, 2017, 2016 and 2015.

	Year Ended December 31,
(In millions)	2017	2016	2015
Operating revenues:
Electricity to power electric compression assets	$14.0	$11.5	$13.8
Cost of sales:
Natural gas transportation services	$35.0	$35.0	$35.0
Natural gas purchases (sales)	(2.1)	11.2	7.6

Summarized Financial Information of Enable

Summarized unaudited financial information for 100 percent of Enable is presented below as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

Balance Sheet	December 31,
(In millions)	2017	2016
Current assets	$416	$396
Non-current assets	11,177	10,816
Current liabilities	1,279	362
Non-current liabilities	2,660	3,056

Income Statement	Year Ended December 31,
(In millions)	2017	2016	2015
Operating revenues	$2,803	$2,272	$2,418
Cost of natural gas and NGLs	1,381	1,017	1,097
Operating income (loss)	528	385	(712)
Net income (loss)	400	290	(752)

The formation of Enable was considered a business combination, and CenterPoint was the acquirer of Enogex Holdings for accounting purposes.  Under this method, the fair value of the consideration paid by CenterPoint for Enogex Holdings is allocated to the assets acquired and liabilities assumed on May 1, 2013 based on their fair value.  Enogex Holdings' assets, liabilities and equity have accordingly been adjusted to estimated fair value as of May 1, 2013, resulting in an increase to Enable's equity of $2.2 billion.  Due to the contribution of Enogex LLC to Enable meeting the requirements of being in substance real estate and thus recording the initial investment at historical cost, the effects of the amortization and depreciation expense associated with the fair value adjustments on Enable's results of operations have been eliminated in the Company's recording of its equity in earnings of Enable.

The Company recorded equity in earnings of unconsolidated affiliates of $131.2 million, $101.8 million and $15.5 million for the years ended December 31, 2017, 2016 and 2015, respectively. Equity in earnings of unconsolidated affiliates includes the Company's share of Enable earnings adjusted for the amortization of the basis difference of the Company's original investment in Enogex LLC and its underlying equity in the net assets of Enable and is also adjusted for the elimination of the Enogex Holdings fair value adjustments. The basis difference is being amortized over approximately 30 years, the average life of the assets to which the basis difference is attributed. Equity in earnings of unconsolidated affiliates is also adjusted for the elimination of the Enogex Holdings fair value adjustments, as described below.

The following table reconciles OGE Energy's equity in earnings of its unconsolidated affiliates for the years ended December 31, 2017 and 2016.

	Year Ended December 31,
(In millions)	2017	2016	2015
Enable net income (loss)	$400.3	$289.5	$(752.0)
Distributions senior to limited partners	—	(9.1)	—
Differences due to timing of OGE Energy and Enable accounting close	—	(12.2)	12.1
Enable net income (loss) used to calculate OGE Energy's equity in earnings	$400.3	$268.2	$(739.9)
OGE Energy's percent ownership at period end	25.7%	25.7%	26.3%
OGE Energy's portion of Enable net income (loss)	$102.7	$70.7	$(194.4)
Impairments recognized by Enable associated with OGE Energy's basis differences	—	2.6	178.4
OGE Energy's share of Enable net income (loss)	102.7	73.3	(16.0)
Amortization of basis difference	11.3	11.6	13.5
Elimination of Enable fair value step up	17.2	16.9	18.0
Equity in earnings of unconsolidated affiliates	$131.2	$101.8	$15.5

The difference between OGE Energy's investment in Enable and its underlying equity in the net assets of Enable was $714.2 million as of December 31, 2017. The basis difference is being amortized over approximately 30 years, beginning in May 2013. The following table reconciles the basis difference in Enable from December 31, 2016 to December 31, 2017.

(In millions)
Basis difference as of December 31, 2016	$743.7
Change in Enable basis difference	(1.0)
Amortization of basis difference	(11.3)
Elimination of Enable fair value step up	(17.2)
Basis difference as of December 31, 2017	$714.2

2015 Goodwill Impairment. Enable tests its goodwill for impairment annually on October 1, or more frequently if events or changes in circumstances indicated that the carrying value of goodwill may not be recoverable. Beginning in the fourth quarter of 2014 and continuing into 2015, the crude oil and natural gas industry was impacted by significant commodity price declines, which resulted in decreased producer activity in certain regions in which Enable operates. Based on the decline in producer activity and the forecasted impact on future periods, in addition to an increase in the weighted average cost of capital, Enable determined that the impact on its forecasted operating profits and cash flows for its gathering and processing and transportation and storage segments for the next five years would be significantly reduced. As a result, when Enable performed its annual goodwill impairment analysis as of October 1, 2015, it determined that the goodwill for the gathering and processing and transportation and storage reporting units was completely impaired in the amount of $1.086 billion as of September 30, 2015 and wrote off all of its goodwill in the third quarter of 2015.

Accordingly, the Company recorded a $108.4 million pre-tax charge in the third quarter of 2015 for its share of the goodwill impairment, as adjusted for the basis differences.